Exhibit 10.1(e)

                                PLEDGE AGREEMENT

            THIS PLEDGE AGREEMENT, is entered into as of June 29, 2001, by and between STAR CROSS, INC,, a Delaware corporation with offices at 65 East 55th Street, 12th Floor, New York, NY 10022 (the "Pledgor") and THCG, INC., a Delaware corporation with offices at 512 Seventh Avenue, 17th Floor, New York, NY 10018 (the "Lender").

            WHEREAS, Pledgor is the sole stockholder of Donald & Co. Securities, Inc., a New Jersey corporation (the "Company"); and

            WHEREAS, the Pledgor and the Lender are parties to a certain (i) Loan Documents, (ii) secured promissory note and (iii) security agreement, each of even date herewith (collectively, the "Loan Documents"); and

            WHEREAS, as additional security for the payment of the Pledgor's obligations under the Loan Documents, Pledgor has agreed to pledge all of its shares of the Company's common stock held by it (the "Shares").

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            1. Pledge of the Shares.

            As additional security for the Pledgor's due and timely payment and performance of its Obligations to Lender, the Pledgor hereby pledges to Lender, and grants to Lender a first priority lien and security interest in, all of the Shares, and all proceeds thereof, until such time as all of the Obligations have been complied with and paid in full. In furtherance of such pledge, Pledgor is delivering herewith to Lender its original stock certificate representing all of its Shares, accompanied by an undated stock power duly endorsed in blank for transfer by the Lender.

            2. Retention of the Shares.

               (a) Except as otherwise provided herein, Lender shall have no obligation with respect to the Shares or any other property held or received by the Lender hereunder, except to use reasonable care in the custody and preservation thereof, to the extent required by law.

               (b) Lender shall hold the Shares in the form in which same are delivered herewith, unless and until there shall occur an Event of Default, as defined herein.

            3. Rights as Stockholder.

            Throughout the term of this Agreement, so long as no Event of Default has

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occurred, the Pledgor shall have the right to vote its Shares in all corporate matters, except as to matters inconsistent with the terms of this Agreement or the Notes, and except as to matters which would otherwise require Lender's consent or which would result in or constitute an Event of Default.

            4. Representations Regarding Security.

                        (a) Pledgor represents, warrants and agrees that, except
            for the security interests granted hereunder to Lender:

                                    (i)  Pledgor owns good and indefeasible
                        title to the Shares;

                                    (ii) no security interest has been or will
                        be granted by the Pledgor or is known by Pledgor to exist, with respect to any of the Shares, which is prior to or superior to, that of the Lender or to which the Lender must subordinate;

                                    (iii) except for filings pertaining to the
                        aforesaid, Pledgor will not file or permit to be filed any other financing statements or security instrument in respect of the Shares in contravention of (ii); and

                                    (iv) the lien herein referred to as security
                        for the Obligations, in favor of Lender, is and shall be first, prior, and superior to all other liens on the Shares.

                        (b) Pledgor will execute and deliver such financing
            statements, security agreements and other documents as may be requested by Lender from time to time to confirm, perfect and preserve the security interest created hereby, and in addition, hereby authorize Lender to execute on behalf of Pledgor, deliver and file such financing statements, security agreements and other documents without the signature of Pledgor, all at the expense of Lender.

                        (c) In addition, the Pledgor further represents that it
            will not attempt to subsequently grant to any creditor any preference above that of the Notes in the Shares. The Pledgor will also use its best efforts to have any subsequent creditor of a material amount specifically subordinate to or acknowledge the prior lien position of the Notes in the Shares.

            5. Pledgor's Representations and Warranties. To induce the Lender to enter into the transactions provided for herein, Pledgor represents and warrants to Lender that:

                        (a) Pledgor is duly authorized to execute and deliver
            this Agreement and to perform all of its Obligations under this Agreement, including the

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            execution, delivery and performance of whatever additional documents are necessary or required in connection with the transactions contemplated herein;

                        (b) the execution and delivery by Pledgor of this
            Agreement and the performance by Pledgor of its Obligations under this Agreement and the Promissory Note do not and will not conflict with any material agreement affecting or binding upon Pledgor or, to the best of Pledgor's knowledge, with any provision of law;

                        (c) this Agreement, when duly executed and delivered,
            will be the valid and binding obligation of Pledgor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity;

                        (d) no certificate or written statement herewith or
            heretofore delivered by Pledgor to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained herein from being misleading;

                        (e) there are no proceedings pending or, to the
            knowledge of the Pledgor, threatened, nor any outstanding judgment, order, writ, injunction, decree or award affecting Pledgor before any court, governmental instrumentality or other body which have, or if adversely determined would have, a material adverse effect on the condition, business or properties, financial or otherwise, of Pledgor;

                        (f) Pledgor is not in default under the terms of any
            existing contract, agreement, lease or other commitment which is material to any of their properties or assets;

                        (g) no security interest has been or will be granted by
            Pledgor, or is known by Pledgor to exist, with respect to any of the Shares, which is prior to or superior to, that of the Lender or to which the Lender must subordinate;

                        (h) except for filings pertaining to the aforesaid,
            Pledgor will not file or permit to be filed any other financing statements or security instrument in respect of the Shares; and

                        (i) that it will not attempt to subsequently grant to
            any creditor any preference above that of the Lender in the Shares.

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            6. Additional Covenants of Pledgor. Until all of the Obligations are
paid in full, Pledgor agrees that it will:

               (a) promptly cure any defects in the execution and delivery of this Agreement and all other instruments executed in connection with this transaction;

               (b) execute and deliver or cause to be executed and delivered any other instruments or documents which the Lender may reasonably request;

               (c) promptly notify the Lender of any Event of Default discovered by Pledgor; and

               (d) indemnify and hold Lender, his successors, and assigns, harmless from and against any and all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and all costs and expenses in connection therewith (including reasonable attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, possession, use, or maintenance of any of the Collateral, including, without limitation, claims for injury to or death of persons or damage to property resulting from hazardous substances which are found at the locations where any of the Collateral is or will be installed, or which are produced as a result of or in connection with the operation of the Collateral.

            7. Negative Covenants of Pledgor. Until all of the Obligations are paid in full, Pledgor shall not:

               (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Shares, without the prior written consent of the Lender;

               (b) permit the name of any person, association or corporation to be placed on the Shares as a designation that might be interpreted as a claim of interest in the Shares;

               (c) grant any option, warrant or other right to purchase any of the Shares or otherwise enter into any contract or agreement to transfer the Shares.

            8. Events Of Default.

            At the option of Lender and without necessity of demand or notice, all or any part of the Obligations shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events of default ("Events of Default"):

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               (a) A default in the payment of any amount under the Note, when and as the same shall become due and payable.

               (b) A default in the performance or a breach of any of the covenants of the Borrower contained in the Loan Documents and continuance of such default or breach for a period of 30 days.

               (c) A default or event of default which remains uncured following any applicable cure period shall have occurred with respect to any Senior Debt or Junior Unsecured.

               (d) Any representation, warranty or certification made by the
            Borrower pursuant to the Note, the Loan Documents or any Loan Document, or in any written statement provided pursuant hereto or thereto, shall prove to have been false or misleading as of the date made or thereafter in any material respect.

               (e) A final judgment or judgments for the payment of money in excess of $25,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction over the Borrower or any Subsidiary unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) discharged (or provision shall have been made for such discharge), stayed, bonded, paid or discharged within a period of 30 days from the date of entry thereof.

               (f) There shall be commenced against Borrower any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for thirty (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law.

               (g) The entry of a decree or order by a court having jurisdiction adjudging the Borrower or any Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower or any Subsidiary, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 45 days; or the commencement by the Borrower or any Subsidiary of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy,

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            insolvency or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower or any Subsidiary in furtherance of any such action.

               (h) A default under, cancellation of or other invalidity or termination of the License Agreement by and between Donald & Co. Securities, Inc. and Holder to be entered into by and between the parties hereto.

            9. Remedies. Upon the occurrence of an Event of Default, Lender may

               (a) Transfer any or all of the Shares into its name, or into the name of its nominee or nominees. In the event that Lender chooses to so transfer the Shares, Lender shall give Pledgor thirty (30) days notice of such intention. During such 15-day period, Pledgor shall have the right to terminate Lender's transfer of the Shares by paying to Lender all of the Obligations under the Loan Documents, plus any expenses incurred by Lender as a result of Pledgor's default hereunder.

               (b) Exercise all corporate rights with respect to the Shares including, without limitation, all rights of conversion, exchange, subscription or other rights, privileges or options pertaining to the Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any a or all of the Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of Donald & Co., Securities, Inc., and in connection therewith, to deposit and deliver any and all of the Shares with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

               (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Shares, at any private sale or at public auction, for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Lender in its sole discretion may determine, or as may be required by applicable law. In the event that Lender chooses to so sell or assign the Shares, Lender shall give Pledgor fifteen (15) days notice of such intention. During such 15-day period, Pledgor shall have the right to terminate Lender's sale of the Shares by paying to Lender

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            all of the Obligations under the Loan Documents, plus any expenses incurred by Lender as a result of Pledgor's default hereunder.

               (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

               (e) Vote the Shares, give consents, waivers and ratifications in respect of the Shares (Pledgor hereby irrevocably constituting and appointing Lender, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and collect and receive for its own use cash dividends paid on the Shares.

            Pledgor hereby waives and releases any and all right or equity of redemption, whether before of after sale hereunder. At any such sale, unless prohibited by applicable law, Lender may bid for and purchase the whole or any part of the Shares so sold free from any such right or equity of redemption. All monies received by Lender hereunder, whether upon sale of the Shares or any part thereof or otherwise shall be held by Lender and applied by it as provided in
Section 10. No failure or delay on the part of Lender in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.

            10. Proceeds of Collateral. The proceeds of any sale or other disposition of the Collateral and all sums received or collected by Lender from or on account of the Collateral shall be applied by Lender as follows:

               (a) First, to the payment of all costs, expenses and charges of
            Lender, as such, or the reimbursement of Lender for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Shares (including reasonable attorneys' fees and expenses, court costs and other expenses incurred or expenditures or advances made by Lender in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the default rate from the date of payment.

               (b) Second, to the payment of the obligations underlying the Loan
            Documents, in whole or in part, whether or not such obligations are the due.

               (c) Third, to such persons as required by applicable law
            including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code.

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               (d) Fourth, to the extent of any surplus thereafter remaining, to
            Pledgor or as a court of competent jurisdiction may direct.

            In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Pledgor's obligations to Lender, Pledgor shall remain liable to Lender for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the default rate, plus the reasonable fees of any attorneys employed by Lender to collect such deficiency.

            11. Continuing Agreement. This is a continuing agreement and all the rights, powers and remedies of Lender hereunder shall continue to exist unless
(a) all Obligations shall have been paid in full, or (b) Lender, upon request of Pledgor, has executed a termination statement. Otherwise this Agreement shall continue irrespective of the fact that any or all of the Obligations may have become barred by any statute of limitations or that the liability of Pledgor may have ceased, and notwithstanding the death, incapacity or bankruptcy of Pledgor or any other event or proceeding affecting Pledgor. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted.

            12. Notices. Any notices or other communication required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in writing and must be telegraphed, telexed, telecopied, personally delivered or mailed by prepaid certified or registered mail return receipt requested to the party to whom such notice or communication is directed at the address of such party set forth at the beginning of this Agreement. Any notice or communication required or permitted hereunder shall be deemed to be given upon the third day after the date the notice or communication is mailed, or, if such notice is given by telegram, telex or telecopy, when sent. Any party may change its address for purposes of this Agreement by giving notice of such change to all other parties pursuant to this paragraph.

            13. Applicable Law. The substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Agreement and all other documents and instruments referred to herein, unless otherwise specified therein.

            14. Modification and Waiver. Modifications and amendments to this Agreement may be made by the Pledgor only with the prior written consent of Lender.

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            IN WITNESS WHEREOF, the parties hereto have executed this Security and Pledge Agreement on the date first above written.

                                           Lender:

                                           THCG, INC.


                                           By: /s/ Joseph Mark
                                               ----------------------------
                                                Joseph Mark, President

                                           Pledgor:

                                           STAR CROSS, INC.


                                           By:  /s/ Stephen Blum
                                               ----------------------------